Related party transactions	12 Months Ended
Dec. 31, 2014
Related Party Transactions [Abstract]
Related party transactions
Related party transactions
As described in Note 1, prior to the IPO closing date in October 2012, Seadrill charged the Company for the provision of technical and commercial management of the drilling units, as well as a share of Seadrill’s general and administrative costs. In connection with the IPO, the Company entered into certain agreements with affiliates of Seadrill to provide certain management and administrative services, as well as technical and commercial management services. Amounts charged to the Company for the years ended December 31, 2014, 2013 and 2012 were $158.1 million, $122.5 million and $166.1 million respectively.

Net expenses (income) with Seadrill:

(In US$ millions)	2014	2013	2012
Management and administrative fees (a) and (b)	58.6	47.1	27.5
Rig operating costs (c)	22.4	16.5	23.7
Insurance premiums (d)	20.8	21.8	17.3
Interest expense (e)	38.3	87.7	65.5
Commitment fee (f)	2.2	4.5	—
Derivative (gains) / losses (e)	41.6	(49.9)	32.9
Bareboat charters (h)	(25.8)	(4.9)	—
Other revenues due to West Polaris (i)	—	(5.8)	(19.1)
Operating expenses for West Polaris (i)	—	5.5	18.3
Total	158.1	122.5	166.1

Receivables (payables) with Seadrill:

(In US$ millions)	December 31, 2014	December 31, 2013
Trading balances due from Seadrill and subsidiaries (j)	56.7	205.9
Trading balances due to Seadrill and subsidiaries (j)	(250.0)	(292.1)
Revolving credit facility with Seadrill (f)	—	(125.9)
Rig financing agreements with Seadrill (g)	(158.8)	(1,825.2)
Loan agreement with Seadrill (g)	(78.2)	—
Vendor financing loan agreement with Seadrill (k)	(109.5)	(109.5)
Discount notes with Seadrill (l)	—	(299.9)
Deferred and contingent consideration to related party - short term portion (m)	(25.8)	—
Deferred and contingent consideration to related party - long term portion (m)	(111.2)	—
Derivatives with Seadrill - interest rate swaps (n)	6.0	42.4

(a)
Management and administrative service agreements – In connection with the IPO, OPCO entered into a management and administrative services agreement with Seadrill Management a wholly owned subsidiary of Seadrill, pursuant to which Seadrill Management provides the Company certain management and administrative services. The services provided by Seadrill Management are charged at cost plus management fee equal to 5% of Seadrill Management’s costs and expenses incurred in connection with providing these services. The agreement has an initial term for 5 years and can be terminated by provided 90 days written notice.

(b)
Technical and administrative service agreement – In connection with the IPO, OPCO entered into certain advisory, technical and/or administrative services agreements with subsidiaries of Seadrill. The services provided by Seadrill’s subsidiaries are charged at cost plus service fee equal to approximately 5% of Seadrill’s costs and expenses incurred in connection with providing these services.

(c)	Rig operating costs – relates to rig operating costs charged by Seadrill in relation to costs incurred on behalf of the West Vencedor.

(d)	Insurance premiums – the Company’s drilling units are insured by a Seadrill company and the insurance premiums incurred are recharged to the Company.

(e)
Interest expense and loss on derivatives – consists of interest expense incurred on Rig Financing Agreements, Loan Agreements, discount notes and the $109.5 million T-15 Vendor Financing Loan as described within. Prior to entering the Rig Financing Agreements these costs were allocated to the Company from Seadrill based on the Company’s debt as a percentage of Seadrill’s overall debt. Upon entering the Rig Financing Agreements with Seadrill, the costs and expenses have been incurred by the Company.

(f)
$100 million revolving credit facility – In October 2012 the Company entered into a $300 million revolving credit facility with Seadrill. The facility is for a term of five years and bears interest at a rate of LIBOR plus 5% per annum, with an annual 2% commitment fee on the undrawn balance. On March 1, 2014, the revolving credit facility was amended to reduce the maximum borrowing limit from $300 million to $100 million. During 2014 the Company drew down $0.0 million on the revolving credit facility and repaid $125.9 million. As at December 31, 2014 the outstanding balance was nil.

(g)
Rig Financing Agreements and Loan Agreements – See note 12 for details of the Rig Financing Agreements and Loan Agreements. Under the agreements each rig owning subsidiary makes payments of principal and interest directly to the lenders under each Rig Financing Agreement, at Seadrill’s direction and on its behalf, corresponding to payments of principal and interest due under each Rig Financing Agreement that are allocable to each rig.

The Loan Agreement relates to the financing of the West Vencedor, which was previously classified as a Rig Financing Agreement until June 2014 when Seadrill repaid the underlying senior secured loan, and the related party agreement between the Company and Seadrill was amended to carry on this facility on the same terms. Please refer to Note 12 for further information.

(h)
Bareboat charters – In connection with the transfer of the West Aquarius operations to Canada, the West Aquarius drilling contract was assigned to Seadrill Canada Ltd., a wholly owned subsidiary of OPCO, necessitating certain changes to the related party contractual arrangements relating to the West Aquarius. Seadrill China Operations Ltd, the owner of the West Aquarius and a wholly-owned subsidiary of OPCO, had previously entered into a bareboat charter arrangement with Seadrill Offshore AS, a wholly-owned subsidiary of Seadrill, providing Seadrill Offshore AS with the right to use the West Aquarius. In October 2012, this bareboat charter arrangement was replaced with a new bareboat charter between Seadrill China Operations Ltd and Seadrill Offshore AS, and at the same time, Seadrill Offshore AS entered into a bareboat charter arrangement providing Seadrill Canada Ltd. with the right to use the West Aquarius in order to perform its obligations under the drilling contract described above. For year ended December 31, 2014 the net effect to OPCO of the bareboat charters was net income of $25.8 million (2013: net income of $(4.9) million).

(i)
Other revenues and expenses - During the year ended December 31, 2014 the Company earned no other revenues. During the year ended December 31, 2013 the Company earned other revenues within the Company's Nigerian service company of $5.8 million, relating to certain services, including the provision of onshore and offshore personnel, which the Company provided to Seadrill’s West Polaris drilling rig that was operating in Nigeria during that period. Related operating expenses in the year ended December 31, 2014 were nil (2013: $5.5 million).

(j)
Trading balances – Receivables and payables with Seadrill and its subsidiaries are comprised primarily of unpaid management fees, advisory and administrative services, as well as, accrued interest. In addition, certain receivables and payables arise when the Company pays an invoice on behalf of a related party and vice versa. Receivables and payables are generally settled quarterly in arrears. Trading balances to Seadrill and its subsidiaries are unsecured, generally bear interest at a rate equal to LIBOR plus approximately 4% per annum, and are intended to be settled in the ordinary course of business.

(k)
$109.5 million Vendor financing loan - On May 17, 2013, the Company borrowed from Seadrill $109.5 million as vendor financing to fund the acquisition of the T-15. The loan bears interest at a rate of LIBOR plus a margin of 5% and matures in May 2016.

(l)	Discount loan notes:

•
$229.9 million discount note - On December 13, 2013, as part of the acquisition of the West Sirius, Seadrill Capricorn Holdings issued a zero coupon discount note from Seadrill for $229.9 million. The note was repayable in June 2015 and upon maturity, the Company was due to pay $238.5 million to Seadrill. This note was repaid in full in February 2014 with proceeds from the Senior Secured Credit Facilities.

•
$70.0 million discount note - On December 13, 2013, as part of the acquisition of the West Sirius, the Company issued a zero coupon discount note from Seadrill for $70.0 million. The note was repayable in June 2015 and upon maturity, the Company was due to pay $72.6 million to Seadrill.This note was repaid in full in February 2014 with proceeds from the Senior Secured Credit Facilities.

•
$100.0 million discount note - On March 21, 2014, as part of the acquisition of the West Auriga, Seadrill Capricorn Holdings issued a zero coupon discount note to Seadrill in an initial amount of $100.0 million. The note was repayable in September 2015 and upon maturity, the Company was due to pay $103.7 million to Seadrill. This note was repaid in June 2014 with proceeds from the Senior Secured Credit Facilities.

(m)
Deferred consideration to related party - On the acquisition of the West Vela the Company recognized a long term deferred consideration balance of $61.7 million and a long term contingent consideration balance of $49.5 million. The short term portion of these are $12.0 million and $13.8 million respectively, which are presented within Other related party payables on the Balance Sheet. Refer to Note 3 for more information.

(n)
Derivatives with Seadrill - Interest rate swaps - As of December 31, 2014, the Company was party to interest rate swap agreements with Seadrill for a combined outstanding principal amount of approximately $690.1 million at rates between 1.10% per annum and 1.93% per annum. The swap agreements mature between July 2018 and December 2020. The net loss recognized on the Company’s interest rate swaps for the year ended December 31, 2014, was $41.6 million (year ended December 31, 2013: gain of $49.9 million). Refer to Note 15 for further information.

Amendment to Contribution and Sale Agreement
On June 30, 2013, the Company and certain of its subsidiaries entered into an agreement with Seadrill and certain of its subsidiaries to amend the Contribution and Sale Agreement that was entered into with Seadrill at the time of the IPO . This amendment was made in order to convert certain related party payables to equity. Pursuant to that amendment, as of June 30, 2013, the Company's accounts and those of Seadrill were adjusted to reflect a net capital contribution in the amount of $20.0 million by Seadrill to Seadrill Operating LP and a net capital contribution in the amount of $20.5 million by Seadrill to Seadrill Capricorn Holdings LLC. No additional units were issued to Seadrill in connection with either of these contributions.

T-15 Acquisition
On May 17, 2013, pursuant to a Purchase and Sale Agreement, dated May 7, 2013, between Seadrill Limited and Seadrill Partners Operating LLC, Seadrill Partners Operating LLC acquired from Seadrill a 100% ownership interest in the entities that own and operate the tender rig T-15. This transaction was deemed to be a reorganization of entities under common control. As a result, the Company’s financial statements have been retroactively adjusted in accordance with US GAAP as if Seadrill Partners had acquired the entities that own and operate the T-15 for the entire period that the entities have been under the common control of Seadrill Limited. Refer to Note 3 for more information.

T-16 Acquisition
On October 18, 2013, pursuant to a Purchase and Sale Agreement, dated October 11, 2013, by and among Seadrill Limited, Seadrill Partners LLC and Seadrill Partners Operating LLC, acquired from Seadrill a 100% ownership interest in the entity that owns the tender rig T-16. This transaction was deemed to be a reorganization of entities under common control. As a result, the Company’s financial statements have been retroactively adjusted in accordance with US GAAP as if Seadrill Partners had acquired the entity that owns the T-16 for the entire period that the entities have been under the common control of Seadrill Limited. As consideration for the purchase, the Company issued 3,310,622 common units to Seadrill in a private placement transaction. Refer to Note 3 for more information.

West Leo and West Sirius Acquisition
On December 13, 2013, the Company completed the acquisition of the companies that own and operate the West Sirius and West Leo. The West Sirius was acquired by Seadrill Capricorn Holdings LLC (51% owned by the Company) and the West Leo was acquired by Seadrill Operating LP (30% owned by the Company). These transactions were deemed to be a reorganization of entities under common control. As a result, the Company’s financial statements have been retroactively adjusted in accordance with US GAAP as if Seadrill Partners had acquired the entities that own and operated the West Sirius and West Leo for the entire period that the entities have been under the common control of Seadrill Limited. In order to finance the acquisitions, the Company issued 11,200,000 common units to the public and 3,394,916 common units to Seadrill, and a further 1,680,000 units to the underwriters, issued in connection with the exercise of the underwriters’ option to purchase additional common units. Refer to Note 3 for more information.

West Auriga Acquisition
In March 2014, pursuant to a Contribution, Purchase and Sale Agreement, dated as of March 11, 2014, by and among the Company, Seadrill, Seadrill Capricorn Holdings LLC and Seadrill Americas Inc., Seadrill Capricorn Holdings LLC acquired the entities that own and operate the drillship West Auriga from Seadrill, which has been accounted for as a business combination. Seadrill has agreed to indemnify the Company, Seadrill Capricorn Holdings LLC and Seadrill Auriga Hungary Kft. against any liability they may incur under the credit facility financing the West Auriga in respect of debt that is related to other rigs owned by Seadrill that are financed under the same credit facility as the West Auriga. In order to fund the Company’s portion of the purchase price of the West Auriga acquisition, on March 17, 2014, the Company sold an aggregate of (i) 11,960,000 common units to the public at a price of $30.60 per unit and (ii) 1,633,987 common units to Seadrill at a price of $30.60 per unit, pursuant to a Unit Purchase Agreement, dated March 12, 2014, between the Company and Seadrill. Refer to Note 3 for more information.

Purchase of additional limited partner interest in Seadrill Operating LP
On July 21, 2014, the Company completed the purchase of an additional 28% limited partner interest in Seadrill Operating LP, an existing controlled subsidiary of the Company, from Seadrill for $372.8 million, pursuant to a Limited Partner Interest Purchase Agreement, dated as of July 17, 2014, between the Company and Seadrill. As a result of this acquisition, the Company’s ownership interest in Seadrill Operating LP increased from 30% to 58%.

West Vela Acquisition
On November 4, 2014, pursuant to a Contribution, Purchase and Sale Agreement, dated as of November 4, 2014, by and among Seadrill, the Company, Seadrill Capricorn Holdings LLC and Seadrill Americas Inc., Seadrill Capricorn Holdings LLC acquired the entities that own and operate the drillship West Vela from Seadrill which has been accounted for as a business combination. Seadrill has agreed to indemnify the Company, Seadrill Capricorn Holdings LLC and Seadrill Vela Hungary Kft. against any liability they may incur under the credit facility financing the West Vela in respect of debt that is related to other rigs owned by Seadrill that are financed under the same credit facility as the West Vela. Refer to Note 3 for more information.

Other indemnifications and guarantees
Tax indemnifications
Under the Omnibus Agreement and Sale and Purchase agreements relating to acquisitions from Seadrill subsequent to IPO, Seadrill has agreed to indemnify the Company against any tax liabilities arising from the operation of the assets contributed or sold to the Company prior to the time they were contributed or sold.
Environmental and other indemnifications
Under the Omnibus Agreement and Sale and Purchase agreements relating to acquisitions from Seadrill subsequent to IPO, Seadrill has agreed to indemnify the Company for a period of five years against certain environmental and toxic tort liabilities with respect to the assets that Seadrill contributed or sold to the Company to the extent arising prior to the time they were contributed or sold. However, claims are subject to a deductible of $0.5 million and an aggregate cap of $10 million.
In addition, pursuant to the Omnibus Agreement, Seadrill agreed to indemnify the Company for any defects in title to the assets contributed or sold to the Company and any failure to obtain, prior to October 14, 2012, certain consents and permits necessary to conduct the Company’s business, which liabilities arise within three years after the closing of the IPO on October 24, 2012.